UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2004

Western Ohio Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24120	31-1403116
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

28 East Main Street, Springfield, Ohio 45501-0509
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 325-4683

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index
Exhibit 99.1 Press Release
Exhibit 99.2

Item 5. Other Events.

     On January 15, 2004, Western Ohio Financial Corporation issued a news release announcing that a dividend had been declared and announcing earnings for the period ended December 31, 2003. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference. On January 16, 2004, Western Ohio Financial Corporation issued a corrective news release stating that “A quarterly dividend of 25 cents per share will be paid on February 27, 2004 to shareholders at record on February 13, 2004.” The corrective release is attached as Exhibit 99.2 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibit is furnished with this report.

     99.1  Press Release of Western Ohio Financial Corporation, dated January 15, 2004.

     99.2  Corrective Press Release of Western Ohio Financial Corporation, dated January 16, 2004.

Item 12. Results of Operations and Financial Condition.

     On January 15, 2004, Western Ohio Financial Corporation issued a news release announcing its financial results for the quarter and year ended December 31, 2003. The news release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference. On January 16, 2004, Western Ohio Financial Corporation issued a corrective news release stating that “A quarterly dividend of 25 cents per share will be paid on February 27, 2004 to shareholders at record on February 13, 2004.” The corrective release is attached as Exhibit 99.2 to this report and is incorporated into this Item 5 by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2004

WESTERN OHIO FINANCIAL CORPORATION

By:	/s/ John W. Raisbeck

John W. Raisbeck
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of Western Ohio Financial Corporation, dated January 15, 2004.

99.2	Corrective Press Release of Western Ohio Financial Corporation, dated January 16, 2004.